EXHIBIT 10.8


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                           PURCHASE AND SALE AGREEMENT
                           (Operations and Leaseholds)


     THIS PURCHASE AND SALE AGREEMENT ("Agreement") is dated October 1, 2010, and is entered into by and between PETROLEUM MANAGEMENT, LLC ("PM"), a Colorado limited liability company whose address is 20203 Highway 60, Platteville, Colorado 80651 and SYNERGY RESOURCES CORPORATION ("Synergy") a Colorado corporation whose address is 20203 Highway 60, Platteville, Colorado 80651.

                                    RECITALS

A. PM wishes to transfer operations of the wells described in Exhibit 1 attached hereto;

B. PM wishes to transfer its respective 100% working interest and 80% net revenue interest in the oil and gas leases described in Exhibit 2 attached hereto, except and excluding such leases as they pertain to the wells bores of wells listed in Exhibit 1 and Exhibit 3 attached hereto;

C. Synergy has conducted an independent investigation of the nature and extent of these oil and gas leasehold interests and wells and wishes to purchase the interests of PM in these assets.

D. By this instrument, Synergy and PM set forth their agreement concerning the purchase and sale of these oil and gas leasehold interests and wells.

                                    AGREEMENT

In consideration of the mutual promises contained herein, PM and the Synergy agree as follows:

                                    ARTICLE I
                         PURCHASE AND SALE OF THE ASSETS

1.1 Purchase and Sale. PM hereby agrees to sell and Synergy hereby agrees to purchase the Assets pursuant to the terms of this Agreement.

1.3 The Assets. As used herein, the term "Assets" refers to all of PM's right, title and interest in and to the following:

     (a) The leasehold estates created by the oil and gas leases specifically described in the annexed Exhibit 2, insofar as they pertain to the lands described therein with respect to each such Lease (collectively, the "Leases"), and the oil, gas, coalbed gas and all other hydrocarbons (liquid, solid or gaseous) (collectively, the "Hydrocarbons") attributable to the Leases and all contract rights and privileges, surface, reversionary or remainder interests and other interests associated with the Leases, EXCEPTING AND RESERVING the Leases as they apply to Hydrocarbons produced or to be produced from

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          the well bores of the Wells  described  in the  annexed  Exhibit 1 and
          Exhibit 3. The parties agree that as to the Leases listed in Exhibit 1, PM has agreed to acquire the well bore leasehold interests under a separate Purchase and Sale Agreement of even date, between PM and Synergy. The parties further agree that after closing, Eddy Oil Company, Inc. shall except and reserve, and shall retain all of its right, title and interest in, the leases with respect to and only with respect to the well bores of the existing Rule 318A(e) wells described on Exhibit 3, and all related working interests and rights.

     (b) The operating rights to the wells specifically described on Exhibit 1 (collectively, the "Wells").

     (c) The pooling and communitization agreements, declarations and orders, and the units created thereby (including all units formed under orders, regulations, rules or other acts of any federal, state or other governmental agency having jurisdiction), as well as all other such agreements relating to the properties and interests described in Sections 1.2(a) and (b) and to the production of Hydrocarbons, if any, attributable to said Leases and Wells.

     (d) All existing and effective sales, purchase, exchange, gathering, transportation and processing contracts, operating agreements, balancing agreements, farmout agreements, service agreements, and other contracts, agreements and instruments, insofar as they relate to the Leases and Wells described in Sections 1.2(a) through (c) above, with the exception of any agreements pertaining to the remediation of the Environmental Defects listed on Exhibit 5 (collectively, the "Contracts"), and which Contracts are shown on Exhibit 4.

     (e) The files, records and data relating to the items described in Sections 1.2(a) through (d) maintained by PM and relating to the interests described in Sections 1.2(a) through (d) above (including without limitation, all lease files, land files, well files, accounting records, drilling reports, abstracts and title opinions, seismic data, geophysical data and other geologic information and data), but only to the extent not subject to unaffiliated third party contractual restrictions on disclosure or transfer and only to the extent related to the Assets (the "Records").

1.3 Purchase Price. The purchase price (the "Purchase Price"), for the Assets shall be $187,341.16. The parties agree that all of the purchase price shall conclusively be deemed allocated to the leasehold interests. The Purchase Price may be further adjusted in accordance with the terms of this Agreement, and, if adjusted, will be referred to as the "Adjusted Purchase Price." Payment of the Purchase Price shall be made by bank check payable to PM.

1.4 Effective Time and Date. The purchase and sale of the Assets shall become effective at 7:00 a.m. on October 1, 2010. Revenues and expenses shall be prorated as of the Effective Date; provided, however, that the rights to any amounts withheld from previous production proceeds for the purpose of paying then unpaid ad valorem taxes for 2009 production assessed in 2010 (due in 2011) or for 2010 production assessed in 2010 (due in 2012) will be

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     assigned to Synergy at Closing.  If any  purchaser  of  production  has not withheld any amounts from 2009 production proceeds for the purpose of paying ad valorem taxes assessed in 2010 (due in 2011) or for 2010 production assessed in 2011 (due in 2011), then (i) the actual amount necessary to pay the then unpaid 2009 and 2010 ad valorem taxes and (ii)
     the   estimated   amount  that  should  have  been   withheld   based  upon
     pre-Effective Date production for 2009 and 2010 ad valorem taxes (at the rate indicated by Weld County, being an approximately 9% rate) will be determined, and both amounts will be credited to Synergy at closing. The assignment of, and credit for, these amounts shall serve as a final settlement for ad valorem taxes. PEM shall pay all severance taxes on production obtained from the Assets prior to the Effective Date and Synergy shall pay all severance taxes on production obtained from the Assets after the Effective Date.

1.5 Transfer of Operations. Synergy will take over as Operator of the Leases and Wells upon Closing. Synergy will reasonably cooperate with PM in its efforts to accomplish the releases of PM's bonds (should there by any) with the COGCC, insofar as they pertain to the Wells.

1.6 First Right of Refusal. PM does, by this Agreement, assign to Synergy its rights pursuant to Section 1.6 of that certain Purchase and Sale Agreement, dated June 19, 2009, between PM and Eddy Oil Company, Inc.


1.7  Option to Participate in Infill and/or Boundary Wells.

     (a) The parties recognize that by virtue of COGCC Rule 318A(e), the Leases assigned hereunder shall enable Synergy to drill certain "infill or boundary" wells to units which include the Lease lands and other adjacent lands. Should Synergy or other operator propose to drill any infill and/or boundary wells, as defined in COGCCon Rule 318A(e) on the Leases to be assigned hereunder, then no later than sixty (60) days prior to spudding Synergy shall provide Eddy Oil Company, Inc. ("EOC") with an AFE for such well and shall offer to assign to EOC a 15% working interest in such well, proportionately reduced to the extent the acerage which is subject to the Lease bears to the acreage assigned to Rule 318A(e) unit on which such well is proposed to be drilled. EOC shall have thirty (30) days in which to agree in writing to take such assignment and agree to pay its pro-rata share of the costs of drilling and compeltion. If EOC agrees to take assignment and pay its pro-rata share of such costs, Synergy shall assign such working interest to EOC prior to spudding the well, and EOC shall pay its pro-rata share of such costs upon invoicing. Synergy will use its best efforts to drill two infill or boundary wells within two years of Closing.

     (b) If EOC elects not to participate in the drilling, Synergy will assign a 1% overriding royalty proportionately reduced to the extent which the acreage subject to the lease bears to the acreage assigned to the rule 318 A(e) unit. Overriding royalty will be a wellbore assignment. EOC's right to participate, or in the alternative to receive an overriding royalty, in the wellbore under this paragraph shall not be assignable, except to a parent, subsidiary or affiliate of EOC, or to Eddy and/or Vivian Morgigno individually. The rights of EOC and the obligations of Synergy under this Section 1.8 is supported by and form a part of the consideration for this Agreement.

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                                   ARTICLE II
                       PM'S REPRESENTATIONS AND WARRANTIES

2.1 General Representations. With respect to itself, and/or the Assets which it owns and has agreed to sell under this Agreement, PM, makes the following representations and warranties:

     (a) Incorporation/Qualification. PM represents that it is a Colorado limited liability company, duly organized, validly existing and in good standing under the laws of the State of Colorado.

     (b) Power and Authority. PM has all requisite power and authority to own its interest in the Assets, to carry on its businesses as presently conducted, to execute and deliver this Agreement, and to perform its obligations under this Agreement.

     (c) No Lien, No Violation. The execution and delivery of this Agreement does not, and the fulfillment of and compliance with the terms and conditions hereof will not, as of Closing, (i) create a lien or encumbrance on the Assets or trigger an outstanding security interest in the Assets that will remain in existence after Closing, (ii) violate, or be in conflict with, any material provision of any statute, rule or regulation applicable to PM, or any agreement or instrument to which PM is a party or by which it is bound, or, (iii) to its knowledge, violate, or be in conflict with any statute, rule, regulation, judgment, decree or order applicable to PM.

     (d) Authorization and Enforceability. This Agreement is duly and validly authorized and constitutes the legal, valid and binding obligation of PM, enforceable in accordance with its terms, subject, however, to the effects of bankruptcy, insolvency, reorganization, moratorium and other laws for the protection of creditors, as well as to general principles of equity, regardless whether such enforceability is considered in a proceeding in equity or at law.

     (e) Liability for Brokers' Fees. PM has not incurred any liability, contingent or otherwise, for brokers' or finders' fees relating to the transactions contemplated by this Agreement for which Synergy shall have any responsibility whatsoever.

     (f) No Bankruptcy. There are no bankruptcy proceedings pending, being contemplated by or threatened against PM.

     (g) Litigation. There are no actions, suits, ongoing governmental investigations, written governmental inquiries or proceedings pending against PM, or the Assets in any court or by or before any federal, state, municipal or other governmental agency that would affect any PM's ability to consummate the transaction contemplated hereby, or materially adversely affect the Assets or PM's ownership or operation of the Assets.

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2.2  PM's  Representations  and Warranties with Respect to the Assets.  PM makes the following representations and warranties regarding the Assets to be sold and assigned hereunder:

     (a) Liens. Except for the Permitted Encumbrances, or as otherwise agreed to in writing by Synergy, the Assets will be conveyed to Synergy free and clear of all liens, restrictions and encumbrances created by, through or under PM. As used in this Agreement, "Permitted Encumbrances" means any of the following matters to the extent the same are valid and subsisting and affect the Assets:

          (1) all matters not created by, through or under PM, including without limitation any matters created by, through or under their predecessors in title;

          (2) any liens for taxes and assessments not yet delinquent or, if delinquent, that are being contested in good faith in the ordinary course of business and for which PM has agreed to pay pursuant to the terms hereof or which have been prorated pursuant to the terms hereof;

          (3) the terms, conditions, restrictions, exceptions, reservations, limitations and other matters contained in the agreements, instruments and documents that create or reserve to PM its interests in the Assets, provided the same do not result in a decrease in the Net Revenue Interest associated with the Wells or Leases;

          (4) any obligations or duties to any municipality or public authority with respect to any franchise, grant, license or permit, and all applicable laws, rules, regulations and orders of the United States and the state, county, city and political subdivisions in which the Assets are located and that exercises jurisdiction over such Assets, and any agency, department, board or other instrumentality thereof that exercises jurisdiction over such Assets (collectively, "Governmental Authority");

          (5) any (i) easements, rights-of-way, servitudes, permits, surface leases and other rights in respect of surface operations, pipelines, grazing, hunting, logging, canals, ditches, reservoirs or the like and (ii) easements for streets, alleys, highways, pipelines, telephone lines, power lines, railways and other similar rights-of-way;

          (6) all landowner royalties, overriding royalties, net profits interests, carried interests, production payments, reversionary interests and other burdens on or deductions from the proceeds of production relating to the Assets if the net cumulative effect of such burdens does not operate to reduce the Net Revenue Interest of the PM in any Asset to less than an 80% net revenue interest;

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          (7)  all rights to consent by,  required  notices to, filings with, or other actions by Governmental Authorities in connection with the sale or conveyance of oil and gas leases or interests therein
               that  are  customarily   obtained  subsequent  to  such  sale  or
               conveyance;

          (8) all defects and irregularities affecting the Assets which individually or in the aggregate do not operate to reduce the net revenue interests of PM, increase the proportionate share of costs and expenses of leasehold operations attributable to or to be borne by the working interest of PM, or otherwise interfere materially with the operation, value or use of the Assets.

     (b) Leases. To PM's best knowledge, (i) the Leases are in full force and effect and are valid and subsisting documents covering the entire estates that they purport to cover; (ii) PM has not been advised by the lessor of any Lease of a default under a Lease or of any demand to drill an additional well on a Lease; and (iii) all royalties, rentals and other payments due under the Leases have been fully, properly and timely paid, and PM owns, and will transfer to Synergy at Closing, a 100% Working Interest/80% Net Revenue interest in the Leases, with the exception of the Leases as they pertain only to the well bores described on Exhibits 1 and 3. PM will use its commercially reasonable efforts to take all action necessary to keep the Leases in force and effect until the Closing.

     (c) Prepayments and Wellhead Imbalances. PM is not obligated, by virtue of a production payment, prepayment arrangement under any contract for the sale of Hydrocarbons and containing a "take or pay," advance payment or similar provision, gas balancing agreement or any other arrangement to deliver Hydrocarbons produced from the Assets at any time after the Effective Time without then or thereafter receiving full payment therefor. None of the Wells have been produced in excess of applicable laws, regulations or rulings.

     (d) Taxes. All due and payable production, severance and similar taxes and assessments based on or measured by the ownership of the Assets or the production of Hydrocarbons or the receipt of proceeds from the Assets have been fully paid.

     (e) Maintenance of Interests. PM has maintained, and will continue from date of this Agreement until the Closing maintain, the Assets in a reasonable and prudent manner, in full compliance with applicable law and orders of any governmental authority, and will maintain insurance and bonds now in force with respect to the Assets, to pay when due all costs and expenses coming due and payable in connection with the Asset, and to perform all of the covenants and conditions contained in the Leases, Contracts and all related agreements. The parties understand and acknowledge that the Wells are currently shut for lack of a gas sales contract, and such fact shall not be construed to be a breach of this paragraph or this Agreement.

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     (f)  Access.  To the same extent PM has such  right,  at all times prior to the Closing, Synergy and the employees and agents of Synergy shall have access to the Assets at Synergy's sole risk, cost and expense at all reasonable times, and shall have the right to conduct equipment inspections, environmental audits, and any other investigation of the Assets on one day's prior notice to PM and upon agreement with PM as to time and place of such actions.

     (g) Environmental Matters. To PM's best knowledge, it is not in material violation of any Environmental Laws applicable to the Assets, or any material limitations, restrictions, conditions, standards, obligations or timetables contained in any Environmental Laws. No notice or action alleging such violation is pending or, to PM's knowledge, threatened against the Assets. For purposes of this Agreement "Environmental Laws" means any federal, state, local, or foreign statute, code, ordinance, rule, regulation, policy, guidelines, permit, consent, approval, license, judgment, order, writ, decree, injunction, or other authorization, including the requirement to register underground storage tanks, relating to (a) emissions, discharges, releases, or threatened releases of Hazardous Materials into the natural environment, including into ambient air, soil, sediments, land surface or subsurface, buildings or facilities, surface water, groundwater, pub1icly owned treatment works, septic systems, or land, (b) the generation, treatment, storage, disposal, use, handling, manufacturing, transportation, or shipment of Hazardous Materials, or
          (c) otherwise relating to the pollution of the environment, solid waste handling treatment, or disposal, or operation or reclamation of mines or oil and gas wells.

            "Hazardous Material" means (a) any "hazardous substance," as defined by CERCLA, (b) any "hazardous waste," as defined by the Resource Conservation and Recovery Act, as amended, (c) any hazardous, dangerous, or toxic chemical, material, waste, or substance within the meaning of and regulated by any Environmental Law, (d) any radioactive material, including any naturally occurring radioactive material, and any source, special, or byproduct material as defined in 42 U.S.C. ss.2011 et seq. and any amendments or authorizations thereof, (e) any asbestos-containing materials in any form or condition, or (f) any polychlorinated biphenyls in any form or condition.

     (h) Obligation to Close. PM shall take or cause to be taken all actions necessary or advisable to consummate the transactions contemplated by this Agreement and to assure that as of the Closing it will not be under any material, corporate, legal, governmental or contractual restriction that would prohibit or delay the timely consummation of such transactions.

     (i) No Third Party Options. There are no existing agreements, options, or commitments with, of or to any person to acquire the Assets.

     (j) Production Sale Contracts. To the best of PM's knowledge, and except as shown on Exhibit 4 no Hydrocarbons produced from the Assets are subject to an oil or natural gas sales contract or other agreement

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          relating to the  production,  gathering,  transportation,  processing, treating or marketing of Hydrocarbons and no person has any call upon, option to purchase or similar rights with respect to production from the Assets.

     (k) Material Contracts. To the best knowledge of PM, it is not in default under any material Contract related to ownership or operation of the Assets.

     (l) Accuracy of Data. To PM's best knowledge, it has provided Synergy with accurate information relating to the Assets including, without limitation, production history and characteristics, operating revenue and prices currently being received for production.

     (m) Preferential Purchase Rights and Consents. There are no preferential purchase rights in respect of any of the Assets.

                                   ARTICLE III
                    SYNERGY'S REPRESENTATIONS AND WARRANTIES

Synergy makes the following representations and warranties:

3.2  Organization  and  Standing.   Synergy  is  a  Colorado   corporation  duly
     organized, validly existing and in good standing under the laws of the State of Colorado.

3.2 Power. Synergy has all requisite power and authority to carry on its business as presently conducted and to execute and deliver this Agreement and perform its obligations under this Agreement. The execution and delivery of this Agreement and consummation of the transactions contemplated hereby and the fulfillment of and compliance with the terms and conditions hereof will not violate, or be in conflict with, any material provision of its governing documents or any material provision of any agreement or instrument to which it is a party or by which it is bound, or, to its knowledge, any judgment, decree, order, statute, rule or regulation applicable to it.

3.3 Authorization and Enforceability. The execution, delivery and performance of this Agreement and the transaction contemplated hereby have been duly and validly authorized by all requisite corporate action on behalf of Synergy. This Agreement constitutes Synergy's legal, valid and binding obligation, enforceable in accordance with its terms, subject, however, to the effects of bankruptcy, insolvency, reorganization, moratorium and similar laws for the protection of creditors, as well as to general principles of equity, regardless whether such enforceability is considered in a proceeding in equity or at law.

3.4 Liability for Brokers' Fees. Synergy has not incurred any liability, contingent or otherwise, for brokers' or finders' fees relating to the transactions contemplated by this Agreement for which PM shall have any responsibility whatsoever.

3.5 Litigation. There is no action, suit, proceeding, claim or investigation by any person, entity, administrative agency or governmental body pending

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     against Synergy before any governmental authority that impedes or is likely to impede its ability (i) to consummate the transactions contemplated by this Agreement or (ii) to assume the liabilities to be assumed by it under this Agreement.

3.6 Evaluation. In entering into this Agreement, Synergy acknowledges and affirms that it has relied and will rely solely on the terms of this Agreement and upon its independent analysis, evaluation and investigation of, and judgment with respect to, the business, economic, legal, tax or other consequences of this transaction, including without limitation, its own estimate and appraisal of the extent and value of the Assets, and the petroleum, natural gas and other reserves associated with the Assets.

                                   ARTICLE IV
                                  TITLE MATTERS

4.1 Examination of Files and Records. PM has made available to Synergy its existing Lease, Well and title files, accounting records, production records, easements, Contracts, division orders and other information, to the extent not subject to confidentiality agreements, available in its files relating to the Assets. If Closing does not occur, Synergy shall promptly return all such data and other to PM.

4.2 Title Review. Synergy has reviewed title to the Assets; has agreed to accept title in its current condition; and has decided to proceed with Closing.

                                    ARTICLE V
                              ENVIRONMENTAL MATTERS

Synergy has had access to and the opportunity to inspect the Assets for all purposes, including without limitation, for the purposes of detecting the presence of hazardous or toxic substances, pollutants or other contaminants, environmental hazards, naturally occurring radioactive materials ("NORM"), produced water, air emissions, contamination of the surface and subsurface and any other Environmental Defects. PM understands that its is responsible for notifying appropriate government agencies of any Environmental Defects, and potentionally for any clean-up or remediation with respect to any Environmental Defects. Nothing contained in this Article V limits the provisions of Section
9.1 of this Agreement.

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                                   ARTICLE VI
                        COVENANTS OF PM PRIOR TO CLOSING

6.1  Affirmative Covenants. Until Closing, PM, shall do the following:

     (a) Continue to pay any shut in royalties which may be due and take any and all other actions necessary to keep the Leases in full force and effect;

     (b)  Maintain insurance now in force with respect to the Assets;

     (c)  Comply with all other terms of all Leases and Contracts;

     (d) Notify Synergy of any claim or demand which might materially adversely affect title to or operation of the Assets; and

     (e)  Pay costs and expenses attributable to the Assets as they become due.

6.2 Negative Covenants. Until Closing, PM shall not do any of the following with regard to the Assets it has agreed to sell and assign hereunder without first notifying Synergy:

     (a)  Abandon any Well unless required to by a regulatory agency;

     (b)  Release all or any portion of a Lease, Contract or easement;

     (c) Commence an operation in a Well if the estimated cost of the operation exceeds $7,500 net to PM's interest, except such operations for which Synergy may provide its consent;

     (d)  Create a lien, security interest or other encumbrance on the Assets;

     (e)  Remove or dispose of any of the Assets;

     (f) Materially amend a Lease, Contract or easement or enter into any new contracts affecting the Assets; or

     (g) Waive, comprise or settle any claim that would materially affect ownership, operation or value of any of the Assets exceeding $3,500 net to PM's interest.

                                   ARTICLE VII
                                     CLOSING

7.1 Date of Closing. Closing of the transactions contemplated hereby shall be held at 20203 Highway 60, Platteville, CO, at 4:00 p.m. on October 1, 2010. Absent a timely closing or a written extension signed by both parties, this Agreement shall conclusively terminate. Time is of the essence in respect of the Closing.

7.2 Place of Closing. The Closing shall be held at the offices of Synergy, or at such other time and place mutually agreed by the parties.

7.3  Closing Obligations. At the Closing, the following shall occur:

     (a)  PM shall execute, acknowledge and deliver the following:

          (i) an Assignment in the form attached as Exhibit 6, conveying the Assets to PM;

          (ii) letters in lieu of transfer orders addressed to each production purchaser, if any, authorizing PM to receive the proceeds of oil and gas produced from the Wells from and after the Effective Time; and

          (iii) such certifications and other documents as may be necessary to transfer operations of the Leases by PM to Synergy.

     (b) Synergy shall pay to PM $187,341.16 (or the Adjusted Purchase Price) by bank check payable to PM.

7.4 Simultaneous Closings. An additional condition of the closing of this Agreement is the simultaneous closing of the separate Purchase and Sale Agreement (Wells, Equipment, and Well Bore Leasehead Assignments) of even date between Petroleum Exploration and Management, LLC and Synergy. Such other Purchase and Sale Agreement is and shall remain separate and distinct from this Agreement, but the parties agree that they may be read together for purposes of interpretation and determination of the intent of the parties.

                                  ARTICLE VIII
                            POST-CLOSING OBLIGATIONS

8.1 Delivery of Records. PM agrees to make the Records available for pick up by Synergy as soon as is reasonably practical, but in any event on or before seven (7) days after Closing. PM may retain copies of the Records and PM shall have the right to review and copy the Records during standard business hours upon reasonable notice for so long as Synergy retains the Records. PM at all times will maintain the confidential nature of the Records in accordance with Article X. Synergy agrees that the Records will be maintained in compliance with all applicable laws governing document retention. Synergy will not destroy or otherwise dispose of Records after Closing, unless Synergy first gives the PM reasonable notice and an opportunity to copy the Records to be destroyed. If and to the extent certain portions of the Records are subject to unaffiliated third party contractual restrictions on disclosure or transfer, PM agrees to use reasonable efforts to obtain the waiver of such contractual restrictions; provided, however, that they shall not be required to expend any money in connection with obtaining such waivers.

8.2 Proceeds and Invoices For Property Expenses Received After Closing. PM shall be responsible for the payment of all its costs, liabilities and expenses (including severance taxes) incurred in the ownership and operation of the Assets prior to the Effective Time and not yet paid or satisfied. Synergy shall be responsible for payment (at Closing or thereafter if not reflected on the Closing Settlement Statement) of all costs, liabilities and expenses (including severance taxes) incurred in the ownership and operation of the Assets after the Effective Time. After the Closing, those proceeds attributable to the Assets received by a party, or invoices for expenses attributable to the Assets, shall be settled as follows:

     (a) Proceeds. Proceeds received by Synergy with respect to sales of Hydrocarbons produced prior to the Effective Time shall be immediately remitted or forwarded to PM. Proceeds received by PM with respect to sales of Hydrocarbons produced after the Effective Time shall be immediately forwarded to Synergy.

     (b) Property Expenses. Invoices received by Synergy that relate to operation of the Assets prior to the Effective Time shall be forwarded to PM by Synergy, or if already paid by Synergy, invoiced by Synergy to PM. Invoices received by PM that relate to operation of the Assets after the Effective Time shall be immediately forwarded to Synergy by PM, or if already paid by PM, invoiced by them to Synergy.

8.3 Plugging Liability. From and after the Closing, Synergy will assume the expenses and costs of plugging and abandoning the Wells and restoration of operation sites, all in accordance with the applicable laws, regulations and contractual provisions. Notwithstanding the above, Synergy will not be responsible for the remediation of the Environmental Defects listed on
     Exhibit 5 or reporting the Environmental Defects to any state or federal agency.

8.4 Assumption of Contracts. From and after the Effective Time, Synergy assumes, will be bound by, and agrees to perform all express and implied covenants and obligations of PM relating to the Assets, whether arising under (i) the Leases, prior assignments of the Leases, the Contracts, the easements, the permits or any other contractually-binding arrangements to which the Assets (or any component thereof) may be subject and which will be binding on PM and/or the Assets (or any component thereof) after the Closing or (ii) any applicable laws, ordinances, rules and regulations of any governmental or quasi-governmental authority having jurisdiction over the Assets.

8.5 Access. Synergy shall have the right following Closing to make such nonexclusive use of roads and other access improvements as may now or hereafter exist on the Lands as it believes convenient in connection with its operations on the Leases, subject to its compliance with the Leases or other instruments creating the rights-of way or easements and its payment of an appropriate share of maintenance costs based upon its use of such road or access improvements.

8.6 Further Assurances. From time to time after Closing, PM and Synergy shall each execute, acknowledge and deliver to the other such further instruments and take such other action as may be reasonably requested in order to accomplish more effectively the purposes of the transactions contemplated by this Agreement.

                                   ARTICLE IX
                                 INDEMNIFICATION

9.1 By the PM. Except as otherwise provided herein, PM shall be responsible for and shall indemnify and hold harmless Synergy, its officers, directors, employees and agents, from all claims, losses, costs, liabilities, damages and expenses, including reasonable attorneys' fees and costs, (collectively, "Claims") arising out of or resulting from (i) PM's ownership or operation of the Assets prior to Closing, including Claims arising under Environmental Laws, (ii) PM's disbursement of production proceeds from the Assets accruing prior to the Effective Time, and (iii) any breach of any surviving representations, warranties, covenants or conditions of PM contained in this Agreement, subject, however, to the limitations set forth in Sections 11.9 and 11.10.

9.2 By Synergy. Except as otherwise provided herein, Synergy shall be responsible for and shall indemnify and hold harmless PM, its officers, directors, employees and agents, from all Claims arising out of or resulting from (i) Synergy's ownership or operation of the Assets after Closing, including Claims arising under Environmental Laws, and (ii) any breach of any representation, warranties, covenants or conditions of Synergy contained in this Agreement, subject, however, to the limitations set forth in Section 11.10.

                                    ARTICLE X
                                 CONFIDENTIALITY

If the Closing does not occur, Synergy will use its best efforts to keep all the information furnished by PM to Synergy hereunder or in contemplation hereof strictly confidential including, without limitation, the Purchase Price and other terms of this Agreement, and will not use any of such information to Synergy's advantage or in competition with PM, except to the extent such information (i) was already in the public domain, not as a result of disclosure by Synergy, (ii) was already known to Synergy, (iii) is developed by Synergy independently from the information supplied by PM, or (iv) is furnished to Synergy by a third party independently of Synergy's investigation pursuant to the transaction contemplated by this Agreement.

                                   ARTICLE XI
                                  MISCELLANEOUS

11.1 Exhibits. The exhibits to this Agreement are hereby incorporated into this Agreement by reference and constitute a part of this Agreement.

11.2 Notices. All notices and communications required or permitted under this Agreement shall be in writing and addressed as set forth below. Any communication or delivery hereunder shall be deemed to have been duly made and the receiving party charged with notice (i) if personally delivered, when received, (ii) if sent by facsimile transmission or electronic mail, when received (iii) if mailed, five (5) business days after mailing, certified mail, return receipt requested, or (iv) if sent by overnight courier, one day after sending. All notices shall be addressed as follows:

      If to the Synergy:    Synergy Resources Corporation
                            20203 Highway 60
                            Platteville, Colorado 80651
                            Telephone:  (970) 737-1073

      If to PM:             Petroleum Management, LLC
                            20203 Highway 60
                            Platteville, CO 80651
                            Telephone:  (970) 737-1090

     Any party may, by written notice so delivered to the other parties, change the address or individual to which delivery shall thereafter be made.

11.3 Amendments. Except for waivers specifically provided for in this Agreement, this Agreement may not be amended nor any rights hereunder waived except by an instrument in writing signed by the party to be charged with such amendment or waiver and delivered by such party to the party claiming the benefit of such amendment or waiver.

11.4 Assignment. Synergy and PM shall not assign all or any portion of their respective rights or delegate all or any portion of their respective duties hereunder unless they continue to remain liable for the performance of their obligations hereunder. Synergy may not assign the benefits of PM's indemnity obligations contained in this Agreement, and any permitted
     assignment  shall  not  include  such  benefits.   No  such  assignment  or
     obligation shall increase the burden on PM or impose any duty on it to communicate with or report to any transferee, and PM may continue to look to Synergy for all purposes under this Agreement.

11.5 Counterparts; Fax Signatures. This Agreement may be executed by Synergy and PM in any number of counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute but one and the same instrument. Facsimile signatures shall be considered binding.

11.6 Governing Law. This Agreement and the transactions contemplated hereby and any arbitration or dispute resolution conducted pursuant hereto shall be construed in accordance with, and governed by, the laws of the State of Colorado without reference to the conflict of laws principles thereof.

11.7 Entire Agreement. This Agreement, together with the Purchase and Sale Agreement (Wells, Equipment and Well Bore Leasehold Assignments) of even date, constitute the entire understanding among the parties, their respective partners, members, trustees, shareholders, officers, directors and employees with respect to the subject matter hereof, superseding all negotiations, prior discussions and prior agreements and understandings relating to such subject matter.

11.8 Binding Effect. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto, and their respective successors and assigns.

11.9 Survival. The representations and warranties of the parties hereto contained in Article II (except Section 2.2(a), (b) and (g)) and Article III and the indemnification of the parties hereto contained in Article IX, and all claims, causes of action and damages with respect thereto, shall survive the Closing for a period of twenty-four months thereafter, and then expire and terminate. The representations and warranties contained in
     Section 2.2(a), (b) and (g) shall not survive the Closing, but shall expire and terminate at the Closing.

11.10 Limitation on Damages; Provision for Recovery of Costs and Attorney's Fees. The parties expressly waive any and all rights to consequential, special, incidental, punitive or exemplary damages, or loss of profits resulting from breach of this Agreement. The prevailing party in any litigation seeking a remedy for the breach of this Agreement shall, however, be entitled to recover all attorneys' fees and costs incurred in such litigation.

11.11 No Third-Party Beneficiaries. This Agreement is intended to benefit only the parties hereto and their respective permitted successors and assigns.

11.12 Severability. If at any time subsequent to the date hereof, any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect, but the illegality or unenforceability of such provision shall have no effect upon and shall not impair the enforceability of any other provision of this Agreement.

11.13 Waiver. No consent or waiver, express of implied, to or of any breach or default in the performance of any obligation or covenant hereunder shall constitute a consent or waiver to or of any other breach or default in the performance of the same or any other obligations hereunder.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first-above written.


PETROLEUM MANAGEMENT, LLC              SYNERGY RESOURCES CORPORATION

By: /s/ Ed Holloway                    By: /s/ William E. Scaff
    ---------------------------            -----------------------------------
    Ed Holloway, Manager                   William E Scaff Jr., Vice President

                                    EXHIBIT 1
                                       TO

                     ASSIGNMENT, BILL OF SALE AND CONVEYANCE
                           (Operations and Leaseholds)


      1. Bowen 25-10 (NWSE of Section 25, 4N-67W-Weld County, CO)

      2. Wolfson 23-15 (SWSE of Section 23, 4N-67W-Weld County, CO)

      3. Wolfson 23-16 (SESE of Section 23, 4N-67W-Weld County, CO)

      4. Wolfson 26-1 (NENE of Section 26, 4N-67W-Weld County, CO)

      5. Wolfson 26-2 (NWNE of Section 26, 4N-67W-Weld County, CO)

      6. Wolfson 26-10 (NWSE of Section 26, 4N-67W-Weld County, CO)

      7. Wolfson 26-16 (SESE of Section 26, 4N-67W-Weld County, CO)

      8. Wolfson 26-6 (SENW of Section 26, 4N-67W-Weld County, CO)

                                    EXHIBIT 2
                                       TO
                     ASSIGNMENT, BILL OF SALE AND CONVEYANCE
                           (Operations and Leaseholds)

Bowen 25-10

Date:        September 5, 1984
Recorded:    Book 1044 under Rec. 1981056
Lessor:      Ralph L. Bowen & Josephine L. Bowen
Lessee:      Mission Oil Corporation
Description: Township 4 North, Range 67 West
Section 25:  NW1/4SE1/4 only

Date:        September 5, 1984
Recorded:    Book 1044 under Rec. 1981055
Lessor:      Donald W. Bowen & Beverly A. Bowen
Lessee:      Mission Oil Corporation
Description: Township 4 North, Range 67 West
Section 25:  NW1/4SE1/4 only

Date:        September 5, 1984
Recorded:    Book 1044 under Rec. 1981056
Lessor:      Betty J. L. Bowen
Lessee:      Mission Oil Corporation
Description: Township 4 North, Range 67 West
Section 25:  NW1/4SE1/4 only

Wolfson 23-15 and 16

Date:        April 7, 1970
Recorded:    Book 628 under Rec. No. 1549946
Lessor:      Helen Marie Purse
Lessee:      T.S. Pace
Description: Township 4 North, Range 67 West, 6th P.M.
Section 23:  S1/2SE4 except 2 railroad strips

Date:        April 7, 1970
Recorded:    Book 633 under Rec. No. 1554837
Lessor:      Albert Wolfson & Alvin J. Johnson, dba Scottsdale Ranch
Lessee:      T.S. Pace
Description: Township 4 North, Range 67 West, 6th P.M.
Section 23:  S1/2SE4 except 2 railroad strips

Date:        October 20, 1981
Recorded:    Book 954 under Rec. No. 1876285
Lessor:      Marjorie H. Williams, P.R. of Est. of M. E. Hagen, deceased
Lessee:      Aeon Energy Co.
Description: Township 4 North, Range 67 West, 6th P.M.
Section 23:  S1/2SE1/4 except 2 railroad strips

Date:        April 1, 19921
Recorded:    Book 1299 under Rec. No. 2250760
Lessor:      Union Pacific Resources Company
Lessee:      Eddy Oil Company
Description: Township 4 North, Range 67 West, 6th P.M.
Section 23:  UPRR ROW strip in S1/2SE1/4

Date:        June 1, 19921
Recorded:    Book 1312 under Rec. No. 2264693
Lessor:      Amoco Production Company
Lessee:      Eddy Oil Company
Description: Township 4 North, Range 67 West, 6th P.M.
Section 23:  Abandoned UPRR ROW strip in S1/2SE1/4


Wolfson 26-1

Date:        April 7, 1970
Recorded:    Book 628 under Rec. No. 1549946
Lessor:      Helen Marie Purse
Lessee:      T.S. Pace
Description: Township 4 North, Range 67 West, 6th P.M.
Section 26:  NE1/4NE1/4 only

Date:        April 7, 1970
Recorded:    Book 633 under Rec. No. 1554837
Lessor:      Albert Wolfson & Alvin J. Johnson, dba Scottsdale Ranch
Lessee:      T.S. Pace
Description: Township 4 North, Range 67 West, 6th P.M.
Section 26:  NE1/4NE1/4 only

Date:        October 20, 1981
Recorded:    Book 954 under Rec. No. 1876285
Lessor:      Marjorie H. Williams, P.R. of the Estate of M. E. Hagen, deceased
Lessee:      Aeon Energy Co.
Description: Township 4 North, Range 67 West, 6th P.M.
Section 26:  NE1/4NE1/4 only


Wolfson 26-2

Date:        April 7, 1970
Recorded:    Book 628 under Rec. No. 1549946
Lessor:      Helen Marie Purse
Lessee:      T.S. Pace
Description: Township 4 North, Range 67 West, 6th P.M.
Section 26:  NW1/4NE1/4 only

Date:        April 7, 1970
Recorded:    Book 633 under Rec. No. 1554837
Lessor:      Albert Wolfson & Alvin J. Johnson, dba Scottsdale Ranch
Lessee:      T.S. Pace
Description: Township 4 North, Range 67 West, 6th P.M.
Section 26:  NW1/4NE1/4 only

Date:        October 20, 1981
Recorded:    Book 954 under Rec. No. 1876285
Lessor:      Marjorie H. Williams, P.R. of Est. of M. E. Hagen, deceased
Lessee:      Aeon Energy Co.
Description: Township 4 North, Range 67 West, 6th P.M.
Section 26:  NW1/4NE1/4 only

Date:        February 12, 1991
Recorded:    Book 1290 under Rec. No. 2241811
Lessor:      Union Pacific Resources Company
Lessee:      Eddy Oil Company
Description: Township 4 North, Range 67 West, 6th P.M.
Section 26:  UPRR ROW strip in NW1/4NE1/4 only

Date:        October 1, 1990
Recorded:    Book 1291 under Rec. No. 2242790
Lessor:      Amoco Production Company
Lessee:      Eddy Oil Company
Description: Township 4 North, Range 67 West, 6th P.M.
Section 26:  Abandoned UPRR ROW strip in NW1/4NE1/4 only


Wolfson 26-6

Date:        April 7, 1970
Recorded:    Book 628 under Rec. No. 1549946
Lessor:      Helen Marie Purse
Lessee:      T.S. Pace
Description: Township 4 North, Range 67 West, 6th P.M.
Section 26:  SE1/4NW1/4  only

Date:        April 7, 1970
Recorded:    Book 633 under Rec. No. 1554837
Lessor:      Albert Wolfson & Alvin J. Johnson, dba Scottsdale Ranch
Lessee:      T.S. Pace
Description: Township 4 North, Range 67 West, 6th P.M.
Section 26:  SE1/4NW1/4 only

Date:        October 20, 1981
Recorded:    Book 954 under Rec. No. 1876285
Lessor:      Marjorie H. Williams, P.R. of Est. of M. E. Hagen, deceased
Lessee:      Aeon Energy Co.
Description: Township 4 North, Range 67 West, 6th P.M.
Section 26:  SE1/4NW1/4  only

Date:        September 11, 1991
Recorded:    Book 1323 under Rec. No. 2275064
Lessor:      Union Pacific Resources Company
Lessee:      Eddy Oil Company
Description: Township 4 North, Range 67 West, 6th P.M.
Section 26: UPRR ROW strip in SE1/4NW1/4 only


Wolfson 26-10

Date:        April 7, 1970
Recorded:    Book 628 under Rec. No. 1549946
Lessor:      Helen Marie Purse
Lessee:      T.S. Pace
Description: Township 4 North, Range 67 West, 6th P.M.
Section 26:  NW1/4SE1/4 only

Date:        April 7, 1970
Recorded:    Book 633 under Rec. No. 1554837
Lessor:      Albert Wolfson & Alvin J. Johnson, dba Scottsdale Ranch
Lessee:      T.S. Pace
Description: Township 4 North, Range 67 West, 6th P.M.
Section 26:  NW1/4SE1/4 only

Date:        October 26, 1981
Recorded:    Book 954 under Rec. No. 1876288
Lessor:      Paul M. Andrews
Lessee:      Aeon Energy Co.
Description: Township 4 North, Range 67 West, 6th P.M.
Section 26:  NW1/4SE1/4 only

Date:        November 5, 1981
Recorded:    Book 954 under Rec. No. 1876289
Lessor:      Harry M. & Dora F. Andrews
Lessee:      Aeon Energy Co.
Description: Township 4 North, Range 67 West, 6th P.M.
Section 26:  NW1/4SE1/4 only

Date:        November 5, 1981
Recorded:    Book 954 under Rec. No. 1876290
Lessor:      Ethel V. & Herman H. Rediess
Lessee:      Aeon Energy Co.
Description: Township 4 North, Range 67 West, 6th P.M.
Section 26:  NW1/4SE1/4 only

Date:        October 1, 1990
Recorded:    Book 1292 under Rec. No. 2243412
Lessor:      Amoco Production Company
Lessee:      Eddy Oil Company
Description: Township 4 North, Range 67 West, 6th P.M.
Section 26:  NW1/4SE1/4 only

Date:        September 6, 1989
Recorded:    Book 1243 under Rec. No. 2191647
Lessor:      Weld County, Colorado
Lessee:      Eddy Oil Company
Description: Township 4 North, Range 67 West, 6th P.M.
Section 26: NW1/4SE1/4 only


Wolfson 26-16

Date:        April 7, 1970
Recorded:    June 25, 1970 in Book 628 at Reception No. 1549946.
Lessor:      Helen Marie Purse, a widow
Lessee:      T.S. Pace
Description: Township 4 North, Range 67 West, 6th P.M.
Section 26:  SE1/4SE1/4

Date:        April 7, 1970
Recorded:    September 18, 1970 in Book 633 at Reception No. 1554837.
Lessors:     Albert Wolfson and Alvin J. Johnson, d/b/a Scottsdale Ranch
Lessee:      T.S. Pace
Description: Township 4 North, Range 67 West, 6th P.M.
Section 26:  SE1/4SE1/4

Date:        October 26, 1981.
Recorded:    December 7, 1981 in Book 954 at Reception No. 1876288.
Lessors:     Paul M. Andrews, a single man
Lessee:      Aeon Energy Company
Description: Township 4 North, Range 67 West, 6th P.M.
Section 26:  SE1/4SE1/4

Date:        March 21, 1991
Recorded:    December 7, 1981 in Book 954 at Reception No. 1876289.
Lessors:     Harry M. Andrews and Dora F. Andrews, husband and wife
Lessee:      Aeon Energy Company
Description: Township 4 North, Range 67 West, 6th P.M.
Section 26:  SE1/4SE1/4

Date:        November 5, 1981.
Recorded:    December 7, 1981 in Book 954 at Reception No. 1876290.
Lessors:     Ethel V. Rediess and Herman H. Rediess, wife and husband
Lessee:      Aeon Energy Company
Description: Township 4 North, Range 67 West, 6th P.M.
Section 26:  SE1/4SE1/4

                                    EXHIBIT 3
                                       TO

                     ASSIGNMENT, BILL OF SALE AND CONVEYANCE
                           (Operations and Leaseholds)


     The following wells are excluded from transaction. Each is a currently existing Rule 318A or 318A(e) well in which EOC is a WI owner. All locations below are surface locations taken from the COGCC website. All wells are located in Township 4 North, Range 67 West of the 6th P.M., Weld County, Colorado.



      Boos 20-25       SWSE  Section 25

      Farmer 31-25    NWNW  Section 25

      Platte 23-26    NESW  Section 26

      Platte 27-35    NWNE  Section 35

      Gray 26-19       NWNW  Section 26

                                    EXHIBIT 4
                                    CONTRACTS



      DCP gas contract
      Suncor Energy crude oil contract

                                    EXHIBIT 5
                              ENVIRONMENTAL DEFECTS

     Any and all Environmental defects prior to the date of closing were the responsibility of Eddy Oil Company under that certain Purchase and Sale Agreement, dated June 19, 2009 between PM and Eddy Oil Company, Inc.

                                    EXHIBIT 6

                     ASSIGNMENT, BILL OF SALE AND CONVEYANCE


     THIS ASSIGNMENT, BILL OF SALE AND CONVEYANCE (the "Assignment") is made this 1st day of October, 2010, by and between PETROLEUM MANAGEMENT, LLC ("Assignor"), a Colorado limited liability company whose address is 20203 Highway 60, Platteville, Colorado 80651, and SYNERGY RESOURCES CORPORATION ("Assignee), a Colorado corporation whose address is 20203 Highway 60, Platteville, Colorado 80651.

                              W I T N E S S E T H:

     WHEREAS, Assignor and Assignee entered into a Purchase And Sale Agreement dated October 1, 2010 (the "Agreement"), pursuant to which Assignor agreed to sell and Assignee agreed to purchase all of the Assignor's interests as defined herein and as described below.

     WHEREAS, this Assignment, Bill Of Sale and Conveyance is to evidence the transfer of title necessary to consummate the sale and purchase of such interests in accordance with and pursuant to the Agreement. Terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

     NOW, THEREFORE, Assignor, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, has bargained, sold, granted, transferred, assigned and conveyed and does hereby BARGAIN, SELL, GRANT, TRANSFER, ASSIGN and CONVEY unto ASSIGNEE the following:

     1. Assignment. Assignor assigns, sells and quitclaims to Assignee all of Assignor's right, title and interest in and to the following:

          (a) The leasehold estates created by the oil and gas leases specifically described in the annexed Exhibit 2, insofar as they pertain to the lands described therein with respect to each such Lease (the "Leases"), and the oil, gas, coalbed gas and all other hydrocarbons (liquid, solid or gaseous) (collectively, the "Hydrocarbons") attributable to the Leases and all contract rights and privileges, surface, reversionary or remainder interests and other interests associated with the Leases, EXCEPTING AND RESERVING the Leases as they apply to Hydrocarbons produced or to be produced from the well bores of the Wells described in the annexed Exhibit 1 and Exhibit 3. The parties agree that as to the Leases listed in Exhibit 2, Assignee has agreed to acquire the well bore leasehold interests under a separate Purchase and Sale Agreement of even date, with Petroleum Exploration and Management, LLC. The parties further agree that Eddy Oil Company, Inc. ("EOC") shall retain all of its right, title and interest in the Leases with respect to the well bores of the existing Rule 318A(e) Wells described on Exhibit 3, and all related working interests and rights.

          (b) The  operating  rights  to the  wells  specifically  described  on
     Exhibit 1 (collectively, the "Wells").

          (c) The pooling and communitization agreements, declarations and orders, and the units created thereby (including all units formed under orders, regulations, rules or other acts of any federal, state or other governmental agency having jurisdiction), as well as all other such agreements relating to the properties and interests described in Sections 1(a) and (b) above, and to the production of Hydrocarbons, if any, attributable to said properties and interests.

          (d) All existing and effective sales, purchase, exchange, gathering, transportation and processing contracts, operating agreements, balancing agreements, farmout agreements, service agreements, and other contracts, agreements and instruments, insofar as they relate to the properties and interests described in Sections 1(a) through (c) above (collectively, the "Contracts").

          (e) The files, records and data relating to the items described in Sections 1(a) through (d) above maintained by Assignor and relating to the interests described in Sections 1(a) through (d) (including without limitation, all lease files, land files, well files, accounting records, drilling reports, abstracts and title opinions, seismic data, geophysical data and other geologic information and data), but only to the extent not subject to unaffiliated third party contractual restrictions on disclosure or transfer and only to the extent related to the Assets (the "Records").

     2. Limited Warranty. Assignor warrants that it is transferring 100% of the leashold/80% net revenue interest, in the Leases described on the annexed
Exhibit 2, EXCEPTING AND RESERVING the Leases as they apply to Hydrocarbons produced or to be produced from the well bores of the Wells described in the annexed Exhibit 1 and Exhibit 3, free and clear of all liens, restrictions and encumbrances created by, through or under Assignor. Except as provided in the Agreement, Assignor makes no warranty of title whatsover, express or implied, as to any of the items being assigned or sold pursuant to this instrument. In addition, ASSIGNOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, CONCERNING THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OF ANY OF THE EQUIPMENT OR OTHER PERSONAL PROPERTY BEING SOLD PURSUANT TO THIS INSTRUMENT.

     3. Effective Date. Assignor shall be entitled to receive all revenues attributable to Assignor's proportionate interest in production from the assets through September 30, 2010 and shall pay its proportionate share of expenses relating to such assets including severance taxes and ad valorem taxes which shall be prorated through the Effective Date (i.e., any amounts now due or shall become due which are associated with production through the effective date shall be paid by Assignors or credited to Assignee). Thereafter, Assignee shall be entitled to such revenue and assume and be responsible for such expenses and taxes.

     4. Further Assurances. Assignor agrees to execute and deliver or cause to be executed and delivered, upon the reasonable request of Assignee, such other Assignments, Bills of Sale, Certificates of Title and other matters which are appropriate to transfer the assets to Assignee.

     5. Indemnification. Except as otherwise provided in the Agreement, Assignor shall be responsible for and shall indemnify and hold harmless the Assignee, its officers, directors, employees and agents, from all claims, losses, costs, fines, liabilities, damages and expenses, including reasonable attorneys' fees and costs, (collectively, "Claims") arising out of or resulting from (i) the Assignor's ownership or operation of the Assets prior to the date of this

Assignment, including Claims arising under Environmental Laws, as defined in the Agreement, and (ii) any breach of any surviving representations, warranties, covenants or conditions of the Assignor contained in the Agreement, subject, however, to the limitations set forth in the Agreement. Except as otherwise provided herein, Assignee shall be responsible for and shall indemnify and hold harmless the Assignor, its officers, directors, employees and agents, from all Claims arising out of or resulting from (i) Assignee's ownership or operation of the Assets after the date of this Assignment, including Claims arising under Environmental Laws as defined in the Agreement, and rules of the Colorado Oil and Gas Conservation Commission, and (ii) any breach of any representation, warranties, covenants or conditions of Assignee contained in the Agreement, subject, however, to the limitations set forth in the Agreement.

     6. Option to Participate in Infill and/or Boundary Wells.

          (a) The parties recognize that by virtue of COGCC Rule 318A(e), the Leases assigned hereunder shall enable Assignee to drill certain "infill or boundary" wells to units which include the Lease lands and other adjacent lands. Should Assignee or other operator propose to drill any infill and/or boundary wells, as defined in COGCCon Rule 318A(e) on the Leases to be assigned hereunder, then no later than sixty (60) days prior to spudding
     Assignee shall provide EOC with an AFE for such well and shall offer to assign to EOC a 15% working interest in such well, proportionately reduced to the extent the acerage which is subject to the Lease bears to the acreage assigned to Rule 318A(e) unit on which such well is proposed to be drilled. EOC shall have thirty (30) days in which to agree in writing to take such assignment and agree to pay its pro-rata share of the costs of drilling and compeltion. If EOC agrees to take assignment and pay its pro-rata share of such costs, Assignee shall assign such working interest to EOC prior to spudding the well, and EOC shall pay its pro-rata share of such costs upon invoicing. Assignee will use its best efforts to drill two infill or boundary wells within two years of Closing.

          (b) If EOC elects not to participate in the drilling, Assignee will assign to EOC a 1% overriding royalty proportionately reduced to the extent which the acreage subject to the lease bears to the acreage assigned to the rule 318 A(e) unit. Overriding royalty will be a wellbore assignment. EOC's right to participate, or in the alternative to receive an overriding royalty, in the wellbore under this paragraph shall not be assignable, except to a parent, subsidiary or affiliate of Assingor, or to Eddy and/or Vivian Morgigno individually.

     7. Miscellaneous. Exhibits 1 and 2 attached to this Assignment are incorporated herein and shall be considered a part of this Assignment for all purposes. The provisions of this Assignment shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns. This Assignment is made further subject to the terms and conditions of the Agreement which are incorporated herewith by reference. If there is a conflict between the terms and conditions of this Assignment and the Agreement, the terms and conditions of this Assignment shall control to the extent of such conflict.

     IN WITNESS WHEREOF, the Assignor has executed this Agreement as of the day and year first-above written.

                                    ASSIGNOR:

                                    PETROLEUM MANAGEMENT, LLC


                                    By: /s/ Ed Holloway
                                        --------------------------
                                        Ed Holloway, Manager

STATE OF COLORADO             )
                              ) ss.
COUNTY OF WELD                )

     The foregoing instrument was acknowledged before me this 1st day of October, 2010, by Ed Holloway, Manager of Petroleum Management, LLC, on behalf of that limited liability company.

     My commission expires 11-20-2011



                                    /s/ Rhonda L. Sandquist
                                    -----------------------------------
                                    Notary Public

                                    EXHIBIT 1
                                       TO


                     ASSIGNMENT, BILL OF SALE AND CONVEYANCE
                           (Operations and Leaseholds)


      1. Bowen 25-10 (NWSE of Section 25, 4N-67W-Weld County, CO)

      2. Wolfson 23-15 (SWSE of Section 23, 4N-67W-Weld County, CO)

      3. Wolfson 23-16 (SESE of Section 23, 4N-67W-Weld County, CO)

      4. Wolfson 26-1 (NENE of Section 26, 4N-67W-Weld County, CO)

      5. Wolfson 26-2 (NWNE of Section 26, 4N-67W-Weld County, CO)

      6. Wolfson 26-10 (NWSE of Section 26, 4N-67W-Weld County, CO)

      7. Wolfson 26-16 (SESE of Section 26, 4N-67W-Weld County, CO)

      8. Wolfson 26-6 (SENW of Section 26, 4N-67W-Weld County, CO)


                                    EXHIBIT 2
                                       TO
                     ASSIGNMENT, BILL OF SALE AND CONVEYANCE
                           (Operations and Leaseholds)

Bowen 25-10

Date:        September 5, 1984
Recorded:    Book 1044 under Rec. 1981056
Lessor:      Ralph L. Bowen & Josephine L. Bowen
Lessee:      Mission Oil Corporation
Description: Township 4 North, Range 67 West
Section 25:  NW1/4SE1/4 only

Date:        September 5, 1984
Recorded:    Book 1044 under Rec. 1981055
Lessor:      Donald W. Bowen & Beverly A. Bowen
Lessee:      Mission Oil Corporation
Description: Township 4 North, Range 67 West
Section 25:  NW1/4SE1/4 only

Date:        September 5, 1984
Recorded:    Book 1044 under Rec. 1981056
Lessor:      Betty J. L. Bowen
Lessee:      Mission Oil Corporation
Description: Township 4 North, Range 67 West
Section 25:  NW1/4SE1/4 only

Wolfson 23-15 and 16

Date:        April 7, 1970
Recorded:    Book 628 under Rec. No. 1549946
Lessor:      Helen Marie Purse
Lessee:      T.S. Pace
Description: Township 4 North, Range 67 West, 6th P.M.
Section 23:  S1/2SE1/4 except 2 railroad strips

Date:        April 7, 1970
Recorded:    Book 633 under Rec. No. 1554837
Lessor:      Albert Wolfson & Alvin J. Johnson, dba Scottsdale Ranch
Lessee:      T.S. Pace
Description: Township 4 North, Range 67 West, 6th P.M.
Section 23:  S1/2SE1/4 except 2 railroad strips

Date:        October 20, 1981
Recorded:    Book 954 under Rec. No. 1876285
Lessor:      Marjorie H. Williams, P.R. of Est. of M. E. Hagen, deceased
Lessee:      Aeon Energy Co.
Description: Township 4 North, Range 67 West, 6th P.M.
Section 23:  S1/2SE1/4 except 2 railroad strips

Date:        April 1, 19921
Recorded:    Book 1299 under Rec. No. 2250760
Lessor:      Union Pacific Resources Company
Lessee:      Eddy Oil Company
Description: Township 4 North, Range 67 West, 6th P.M.
Section 23:  UPRR ROW strip in S1/2SE1/4

Date:        June 1, 19921
Recorded:    Book 1312 under Rec. No. 2264693
Lessor:      Amoco Production Company
Lessee:      Eddy Oil Company
Description: Township 4 North, Range 67 West, 6th P.M.
Section 23:  Abandoned UPRR ROW strip in S1/2SE1/4

Wolfson 26-1

Date:        April 7, 1970
Recorded:    Book 628 under Rec. No. 1549946
Lessor:      Helen Marie Purse
Lessee:      T.S. Pace
Description: Township 4 North, Range 67 West, 6th P.M.
Section 26:  NE1/4NE1/4 only

Date:        April 7, 1970
Recorded:    Book 633 under Rec. No. 1554837
Lessor:      Albert Wolfson & Alvin J. Johnson, dba Scottsdale Ranch
Lessee:      T.S. Pace
Description: Township 4 North, Range 67 West, 6th P.M.
Section 26:  NE1/4NE1/4 only

Date:        October 20, 1981
Recorded:    Book 954 under Rec. No. 1876285
Lessor:      Marjorie H. Williams, P.R. of the Estate of M. E. Hagen, deceased
Lessee:      Aeon Energy Co.
Description: Township 4 North, Range 67 West, 6th P.M.
Section 26:  NE1/4NE1/4 only


Wolfson 26-2

Date:        April 7, 1970
Recorded:    Book 628 under Rec. No. 1549946
Lessor:      Helen Marie Purse
Lessee:      T.S. Pace
Description: Township 4 North, Range 67 West, 6th P.M.
Section 26:  NW1/4NE1/4 only

Date:        April 7, 1970
Recorded:    Book 633 under Rec. No. 1554837
Lessor:      Albert Wolfson & Alvin J. Johnson, dba Scottsdale Ranch
Lessee:      T.S. Pace
Description: Township 4 North, Range 67 West, 6th P.M.
Section 26:  NW1/4NE1/4 only

Date:        October 20, 1981
Recorded:    Book 954 under Rec. No. 1876285
Lessor:      Marjorie H. Williams, P.R. of Est. of M. E. Hagen, deceased
Lessee:      Aeon Energy Co.
Description: Township 4 North, Range 67 West, 6th P.M.
Section 26:  NW1/4NE1/4 only

Date:        February 12, 1991
Recorded:    Book 1290 under Rec. No. 2241811
Lessor:      Union Pacific Resources Company
Lessee:      Eddy Oil Company
Description: Township 4 North, Range 67 West, 6th P.M.
Section 26:  UPRR ROW strip in NW1/4NE1/4 only

Date:        October 1, 1990
Recorded:    Book 1291 under Rec. No. 2242790
Lessor:      Amoco Production Company
Lessee:      Eddy Oil Company
Description: Township 4 North, Range 67 West, 6th P.M.
Section 26:  Abandoned UPRR ROW strip in NW1/4NE1/4 only


Wolfson 26-6

Date:        April 7, 1970
Recorded:    Book 628 under Rec. No. 1549946
Lessor:      Helen Marie Purse
Lessee:      T.S. Pace
Description: Township 4 North, Range 67 West, 6th P.M.
Section 26:  SE1/4NW1/4  only

Date:        April 7, 1970
Recorded:    Book 633 under Rec. No. 1554837
Lessor:      Albert Wolfson & Alvin J. Johnson, dba Scottsdale Ranch
Lessee:      T.S. Pace
Description: Township 4 North, Range 67 West, 6th P.M.
Section 26:  SE1/4NW1/4 only

Date:        October 20, 1981
Recorded:    Book 954 under Rec. No. 1876285
Lessor:      Marjorie H. Williams, P.R. of Est. of M. E. Hagen, deceased
Lessee:      Aeon Energy Co.
Description: Township 4 North, Range 67 West, 6th P.M.
Section 26:  SE1/4NW1/4  only

Date:        September 11, 1991
Recorded:    Book 1323 under Rec. No. 2275064
Lessor:      Union Pacific Resources Company
Lessee:      Eddy Oil Company
Description: Township 4 North, Range 67 West, 6th P.M.
Section 26: UPRR ROW strip in SE1/4NW1/4 only

Wolfson 26-10

Date:        April 7, 1970
Recorded:    Book 628 under Rec. No. 1549946
Lessor:      Helen Marie Purse
Lessee:      T.S. Pace
Description: Township 4 North, Range 67 West, 6th P.M.
Section 26:  NW1/4SE1/4 only

Date:        April 7, 1970
Recorded:    Book 633 under Rec. No. 1554837
Lessor:      Albert Wolfson & Alvin J. Johnson, dba Scottsdale Ranch
Lessee:      T.S. Pace
Description: Township 4 North, Range 67 West, 6th P.M.
Section 26:  NW1/4SE1/4 only

Date:        October 26, 1981
Recorded:    Book 954 under Rec. No. 1876288
Lessor:      Paul M. Andrews
Lessee:      Aeon Energy Co.
Description: Township 4 North, Range 67 West, 6th P.M.
Section 26:  NW1/4SE1/4 only


Date:        November 5, 1981
Recorded:    Book 954 under Rec. No. 1876289
Lessor:      Harry M. & Dora F. Andrews
Lessee:      Aeon Energy Co.
Description: Township 4 North, Range 67 West, 6th P.M.
Section 26:  NW1/4SE1/4 only

Date:        November 5, 1981
Recorded:    Book 954 under Rec. No. 1876290
Lessor:      Ethel V. & Herman H. Rediess
Lessee:      Aeon Energy Co.
Description: Township 4 North, Range 67 West, 6th P.M.
Section 26:  NW1/4SE1/4 only

Date:        October 1, 1990
Recorded:    Book 1292 under Rec. No. 2243412
Lessor:      Amoco Production Company
Lessee:      Eddy Oil Company
Description: Township 4 North, Range 67 West, 6th P.M.
Section 26:  NW1/4SE1/4 only

Date:        September 6, 1989
Recorded:    Book 1243 under Rec. No. 2191647
Lessor:      Weld County, Colorado
Lessee:      Eddy Oil Company
Description: Township 4 North, Range 67 West, 6th P.M.
Section 26: NW1/4SE1/4 only


Wolfson 26-16

Date:        April 7, 1970
Recorded:    June 25, 1970 in Book 628 at Reception No. 1549946.
Lessor:      Helen Marie Purse, a widow
Lessee:      T.S. Pace
Description: Township 4 North, Range 67 West, 6th P.M.
Section 26:  SE1/4SE1/4

Date:        April 7, 1970
Recorded:    September 18, 1970 in Book 633 at Reception No. 1554837.
Lessors:     Albert Wolfson and Alvin J. Johnson, d/b/a Scottsdale Ranch
Lessee:      T.S. Pace
Description: Township 4 North, Range 67 West, 6th P.M.
Section 26:  SE1/4SE1/4


Date:        October 26, 1981.
Recorded:    December 7, 1981 in Book 954 at Reception No. 1876288.
Lessors:     Paul M. Andrews, a single man
Lessee:      Aeon Energy Company
Description: Township 4 North, Range 67 West, 6th P.M.
Section 26:  SE1/4SE1/4

Date:        March 21, 1991
Recorded:    December 7, 1981 in Book 954 at Reception No. 1876289.
Lessors:     Harry M. Andrews and Dora F. Andrews, husband and wife
Lessee:      Aeon Energy Company
Description: Township 4 North, Range 67 West, 6th P.M.
Section 26:  SE1/4SE1/4

Date:        November 5, 1981.
Recorded:    December 7, 1981 in Book 954 at Reception No. 1876290.
Lessors:     Ethel V. Rediess and Herman H. Rediess, wife and husband
Lessee:      Aeon Energy Company
Description: Township 4 North, Range 67 West, 6th P.M.
Section 26:  SE1/4SE1/4

                                    EXHIBIT 3
                                       TO

                     ASSIGNMENT, BILL OF SALE AND CONVEYANCE
                           (Operations and Leaseholds)


     The following wells are excluded from this transaction. Each is a currently existing Rule 318A or 318A(e) well in which EOC is a WI owner. All locations below are surface locations taken from the COGCC website. All wells are located in Township 4 North, Range 67 West of the 6th P.M., Weld County, Colorado.



      Boos 20-25       SWSE  Section 25

      Farmer 31-25    NWNW  Section 25

      Platte 23-26    NESW  Section 26

      Platte 27-35    NWNE  Section 35

      Gray 26-19       NWNW  Section 26